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                        SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                         PURSUANT TO SECTION 13 OR 15(D) OF
                         THE SECURITIES EXCHANGE ACT OF 1934


            Date of report (Date of earliest event reported):  JULY 14, 2003


                                EXACT SCIENCES CORPORATION
                (Exact Name of Registrant as Specified in Its Charter)


                                       DELAWARE
                      (State or Other Jurisdiction of Incorporation)

         000-32179                                        02-0478229
  (Commission File Number)                    (IRS Employer Identification No.)


 100 CAMPUS DRIVE, MARLBOROUGH MASSACHUSETTS                  01752
   (Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code:  (508) 683-1200


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS
(c)   Exhibits

99.1  Press Release dated July 14, 2003.

ITEM 9.  REGULATION FD DISCLOSURE

On July 14, 2003, EXACT Sciences Corporation issued a press release, a copy of which is being filed as Exhibit 99.1 to this Current Report on Form 8-K, such press release being incorporated herein by reference.




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                                    SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EXACT Sciences Corporation


July 14, 2003                           By:  /s/ John A. McCarthy, Jr.
                                             -------------------------
                                             John A. McCarthy, Jr.
                                             Executive Vice President, Chief
                                             Operating Officer, Chief Financial
                                             Officer and Treasurer



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                                   EXHIBIT INDEX


EXHIBIT NUMBER           DESCRIPTION
--------------           -----------
99.1                     Press Release dated July 14, 2003.